================================================================================
                                      BOGLE
                                   INVESTMENT
                                   MANAGEMENT

                                    SMALL CAP
                                   GROWTH FUND


















                                  ANNUAL REPORT

                                 AUGUST 31, 2002

================================================================================

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)



The BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

October 2002

--------------------------------------------------------------------------------
                           BOGLE SMALL CAP GROWTH FUND
                                  ANNUAL REPORT
--------------------------------------------------------------------------------


Fellow Shareholder:

The last two and a half years have been trying and turbulent times for investors. Equity market overvaluation, economic weakness and, in the most recent twelve months, corporate accounting scandals have broken the "virtuous cycle" of the late-1990s and have likewise broken investors' confidence. From our perspective, there is a small amount of consolation in the fact that the myriad accounting scandals have brought increased scrutiny of accounting practices and disclosures, which we believe should continue to play into our strength in "financial quality" analysis. At least some of our relative performance over the last fiscal year is attributable to the market's focus on such heretofore neglected information.

In this, our third Annual Report to shareholders, we will cover Fund results for the most recent fiscal year, discuss the market environment, analyze the Fund's sources of outperformance, and share recent developments at our firm, including our research efforts.

INVESTMENT PERFORMANCE. While we never enjoy reporting negative absolute performance, we are pleased to report that we were able to perform better than our benchmark. For the fiscal year ending August 31, 2002, the Bogle Small Cap Growth Fund outperformed its unmanaged benchmark, the Russell 2000, by approximately seven percentage points, returning -8.67% for the Investor shares and -8.66% for the Institutional shares. The Russell 2000 index of smaller companies fell -15.43% over the fiscal year period. Over the longer-term since inception period (October 1, 1999 through August 31, 2002) the Fund outperformed the Russell 2000 by over seventeen percentage points per year. Since inception the Fund's annualized return was +15.82% for the Investor shares and +15.89% for the Institutional shares, versus an annualized loss of -1.74% for the benchmark Russell 2000. The August 31, 2002 dollar value of a $10,000 investment made at the start of the Fund, compared to the same investment in the benchmark, is shown in the charts on the next two pages.

MARKET ENVIRONMENT. Equity markets got off to a difficult start, to say the least, in September of 2001, the first month of our latest fiscal year. Small cap stocks, in particular, suffered from a flight to quality and liquidity that took hold in the face of an increasing risk premium and heightened fear and uncertainty. These losses were substantially reversed in the fourth calendar quarter of last year, as markets rebounded strongly on the assumption that we had finally seen a bottom and that the earnings backdrop was set to improve in 2002. However, as each quarter unfolded in this calendar year, the earnings recovery became increasingly weaker, less assured, and more distant. Further complicating the earnings picture, aggressive, and in some cases fraudulent accounting practices were uncovered at many firms, some previously highly
regarded.   The  slew  of  negative  stories  surrounding  corporate  accounting scandals, Wall Street conflicts of interest, and excessive executive compensation severely tested investors' trust and confidence in the capitalist system. By July of this year, the equity market sell-off reached panic levels, volatility soared, and mutual fund industry outflows set records. Incidentally, the Fund experienced a very modest net redemption of approximately $70,000 during July 2002 -- a testament to the steady hands of you and your fellow long-term investors! Finally, the fiscal year ended this August on a relatively tame note; losses were stemmed but no significant bounce back occurred either. Over this fiscal year period, small cap stocks modestly led large cap stocks (the Russell 1000 Index of larger stocks lost -17.5% versus the Russell 2000 decline of -15.4%). The rolling twelve-


                                                (Commentary continues on page 5)

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND
                INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000 INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                                                    TOTAL RETURNS

                                 VALUE ON           ONE YEAR ENDED        AVERAGE
                              AUGUST 31, 2002       AUGUST 31, 2002      ANNUAL (3)
                              ---------------       ---------------      ----------
BOGLE INVESTMENT
   MANAGEMENT SMALL CAP
   GROWTH FUND --
   INSTITUTIONAL CLASS          $15,376.53               (8.66)%           15.89%
   RUSSELL 2000 INDEX           $ 9,500.94              (15.43)%           (1.74)%

                 BOGLE INSTITUTIONAL SHARES              RUSSELL 2000 INDEX
9/30/99                    $10,000                              $10,000
10/31/99                   $10,325                              $10,041
11/30/99                   $11,350                              $10,640
12/31/99                   $13,017                              $11,845
1/31/00                    $12,583                              $11,654
2/29/00                    $14,825                              $13,579
3/31/00                    $15,100                              $12,684
4/30/00                    $14,692                              $11,920
5/31/00                    $14,258                              $11,225
6/30/00                    $15,933                              $12,205
7/31/00                    $15,758                              $11,812
8/31/00                    $17,425                              $12,713
9/30/00                    $17,117                              $12,339
10/31/00                   $17,092                              $11,789
11/30/00                   $15,221                              $10,579
12/31/00                   $16,506                              $11,487
1/31/01                    $16,851                              $12,085
2/28/01                    $15,851                              $11,292
3/31/01                    $15,075                              $10,740
4/30/01                    $16,644                              $11,580
5/31/01                    $17,196                              $11,864
6/30/01                    $17,558                              $12,274
7/31/01                    $17,386                              $11,610
8/31/01                    $16,834                              $11,234
9/30/01                    $15,187                              $ 9,722
10/31/01                   $15,954                              $10,291
11/30/01                   $16,601                              $11,088
12/31/01                   $17,369                              $11,773
1/31/02                    $17,671                              $11,650
2/28/02                    $17,282                              $11,331
3/31/02                    $18,516                              $12,241
4/30/02                    $18,904                              $12,352
5/31/02                    $18,145                              $11,805
6/30/02                    $17,524                              $11,219
7/31/02                    $15,178                              $ 9,525
8/31/02                    $15,377                              $ 9,501

----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the fund made on October 1, 1999 (inception) and reflects fund expenses. Investors should note that the fund is an actively managed mutual fund while the Russell 2000 Index is unmanaged, does not incur expenses and is not available for investment.
(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2002.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND
                  INVESTOR CLASS(1)(2) VS. RUSSELL 2000 INDEX

                                                    TOTAL RETURNS

                                 VALUE ON           ONE YEAR ENDED        AVERAGE
                              AUGUST 31, 2002       AUGUST 31, 2002      ANNUAL (3)
                              ---------------       ---------------      ----------

BOGLE INVESTMENT MANAGEMENT
   SMALL CAP
   GROWTH FUND --
   INVESTOR CLASS                $15,350.93             (8.67)%            15.82%
   RUSSELL 2000 INDEX
                                 $ 9,500.94            (15.43)%            (1.74)%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   BOGLE INVESTOR SHARES                 RUSSELL 2000 INDEX

9/30/99                    $10,000                              $10,000
10/31/99                   $10,325                              $10,041
11/30/99                   $11,350                              $10,640
12/31/99                   $13,008                              $11,845
1/31/00                    $12,583                              $11,654
2/29/00                    $14,825                              $13,579
3/31/00                    $15,100                              $12,684
4/30/00                    $14,692                              $11,920
5/31/00                    $14,250                              $11,225
6/30/00                    $15,925                              $12,205
7/31/00                    $15,750                              $11,812
8/31/00                    $17,408                              $12,713
9/30/00                    $17,100                              $12,339
10/31/00                   $17,075                              $11,789
11/30/00                   $15,213                              $10,579
12/31/00                   $16,498                              $11,487
1/31/01                    $16,843                              $12,085
2/28/01                    $15,834                              $11,292
3/31/01                    $15,058                              $10,740
4/30/01                    $16,627                              $11,580
5/31/01                    $17,179                              $11,864
6/30/01                    $17,533                              $12,274
7/31/01                    $17,369                              $11,610
8/31/01                    $16,808                              $11,234
9/30/01                    $15,170                              $ 9,722
10/31/01                   $15,937                              $10,291
11/30/01                   $16,576                              $11,088
12/31/01                   $17,334                              $11,773
1/31/02                    $17,645                              $11,650
2/28/02                    $17,248                              $11,331
3/31/02                    $18,499                              $12,241
4/30/02                    $18,878                              $12,352
5/31/02                    $18,119                              $11,805
6/30/02                    $17,498                              $11,219
7/31/02                    $15,161                              $ 9,525
8/31/02                    $15,351                              $ 9,501

-----------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the fund made on October 1, 1999 (inception) and reflects fund expenses. Investors should note that the fund is an actively managed mutual fund while the Russell 2000 Index is unmanaged, does not incur expenses and is not available for investment.
(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2002.

month advantage to small cap stocks was at one of the lowest points we have seen it over the last two-and-a-half years (a dominant period for small cap stocks). Small cap stocks struggled particularly in the panic driven months of September of 2001 and July of 2002, when the flight to liquidity reduced their performance advantage relative to large caps. Over the year as a whole, however, it appeared that investors continued to find value opportunities in the small cap part of the market. Certainly, the market remained value sensitive and small value stocks continued to lead small growth stocks by a wide margin. For the fiscal year period, the Russell 2000 Value Index lost just -5.6% while the Russell 2000 Growth Index fell -26.0%.

PERFORMANCE ATTRIBUTION. The Fund held up relatively well in the face of the horrifying events of last September, benefiting from a focus on risk control (diversification and benchmark-like exposures to economic sectors) and avoidance of the most speculative stocks. The fourth calendar quarter of last year was more of a struggle, given that stocks rebounded strongly and the Fund remained underweighted these speculative stocks relative to the benchmark. Over the first eight months of 2002, the Fund's value added was quite consistent, resulting in a solid performance advantage versus our benchmark.

Our analysis suggests that good stock selection was the main source of value added. We generally expect this to be the case because we believe our portfolio construction process should minimize exposures to the risk factors that we believe are most significant, resulting in a portfolio that has the "look and feel" of the benchmark. Excess returns, or performance shortfalls, therefore, typically result from the small bets we make on individual stocks. Furthermore, we do not try to time when the economy or the stock market will turn around by moving in and out of cash. In fact, through these volatile times, the Fund has remained virtually fully invested, with our cash level averaging less than five percent.

With stock selection as our focus, we seek to uncover companies with improving earnings, reasonable valuation and conservative financial disclosure, using quantitative tools designed to sift through the large amount of "noise" that dominates the markets. These tools, which have historically helped us earn positive relative returns, seem to us to be more important now than ever. Indeed, all of our models added value over the past year. The reemergence of earnings trends, the increasing importance of "earnings quality," and continued price sensitivity all added up to a favorable environment for our stock selection models.

To us, it was not surprising that our relative valuation model continued to pay off during the last fiscal year, given the market environment. However, we were pleased to see a rebound in the returns to our earnings improvement model, which produced positive results in all but three of the twelve months after struggling during our previous fiscal period. Our analysis suggests that the financial quality model provided value not only by leading us to companies with solid accounting practices, but also by helping us to avoid many companies with potential accounting problems.

Finally, our most successful investments were once again in the more growth-oriented sectors of the small cap market (this has been the case consistently since we launched the Fund in 1999). Our experience has been that our models generally work particularly well in the consumer, technology, and industrial sectors, as these groups frequently offer a good selection of ascendant companies, regardless of the economic environment. Winners in the consumer sectors over the last fiscal year included, Fresh Del Monte Produce, a fresh produce distributor, and Sierra Health Services, a diversified health care services company. In the industrial sector, Tractor Supply Company, which operates retail farm and ranch stores, contributed positively to Fund performance. Even in the beleaguered technology segment, we managed to uncover a couple of winners such as Flir Systems, which designs, manufactures and markets infrared imaging systems.

PORTFOLIO CHARACTERISTICS. As mentioned above, the Fund maintains characteristics very similar to those of the Russell 2000 benchmark. The fiscal year-end characteristics for both the Fund and the benchmark are presented to the right. The Fund does not normally have a below-benchmark median long-term estimated growth rate. However, recently there has been a significant amount of uncertainty surrounding growth expectations. Through our eclectic synthesis of key financial data, we believe that many companies in our investable universe continue to carry overly optimistic earnings growth rate expectations. Our analysis of these companies with higher growth expectations leads us to conclude that many of them will prove disappointing. Furthermore, we believe that the current environment has presented an opportunity to invest in companies with sustainable earnings growth trends and financial strength and quality at relatively attractive valuation levels.


REPORT CARD. It is our custom to grade ourselves on our investment performance and client service over the past year. On our performance we give ourselves a B+. We achieved our benchmark-relative return objectives (as we did in the last two fiscal years), and we did so on a fairly consistent basis, with positive relative returns in seven of the last eight months.

On client service we remain at a grade of B. We are working hard to create procedures to ensure that your requests are processed quickly and efficiently, however, we recognize that there are tradeoffs between being able to provide the best services and maintaining the lowest expenses. We will continue to strive to do better in this regard.

Please feel free to let us know if you disagree with our grading, particularly if you feel we can improve your investment experience with us in any way. WE TAKE VERY SERIOUSLY AND WILL RESPOND TO ANY CRITICISMS YOU HAVE ABOUT OUR INVESTMENT PROGRAM OR SERVICE.


                           FUNDAMENTAL CHARACTERISTICS
                                 AUGUST 31, 2002

                                                     RUSSELL
MEDIAN                                 BOGLX          2000
--------                               -----         -------
Median Market Cap ($mil.)               $682           $582
Long-Term Estimated
   Earnings Growth Rate                14.1%          15.0%
Price/Forward Earnings                 14.1x          15.0x
Price/Sales                            1.0x            1.4x

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. Our ongoing focus on research and a promise to limit asset growth are two of our most important commitments to our fellow shareholders. On the research front, we are constantly working on ways to enhance the investment process. Recent efforts include uncovering new sources of data, systematically delving deeper into the myriad financial data available, and identifying new measures of financial quality. We are also using innovative new measures of earnings trends and valuation, which seem to be adding some value.

Regarding assets under management, we closed the Fund to new investors earlier this year, as we had said we would, just shy of $150 million.

As always, we thank you for your support and your business, especially through these volatile times. Please feel free to contact us with any thoughts or questions you may have.

Respectfully,

Bogle Investment Management, L.P.



Management Office: 781-283-5000

Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)




--------------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000 IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000 INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2002

                                                    NUMBER
                                                   OF SHARES        VALUE
                                                   ---------    ------------
COMMON STOCKS--97.2%
BASIC INDUSTRY--3.6%
  Crompton Corp. ............................        90,300     $  1,006,845
  Hercules, Inc.* ...........................        64,800          680,400
  Louisiana-Pacific Corp. ...................       144,000        1,116,000
  Material Sciences Corp.* ..................        84,400        1,181,600
  Oregon Steel Mills, Inc.* .................        97,100          679,700
  Schulman (A.), Inc. .......................        64,200        1,355,904
                                                                ------------
                                                                   6,020,449
                                                                ------------
CONSUMER CYCLICAL--17.5%
   Activision, Inc.* ........................        34,800          969,876
   Ameristar Casinos, Inc.* .................        27,500          464,200
   Applica, Inc. ............................        67,500          446,850
   AutoNation, Inc.* ........................        63,400          836,880
   Big Lots, Inc.* ..........................        58,900          992,465
   Bob Evans Farms, Inc. ....................        47,500        1,152,350
   Centex Construction
     Products, Inc. .........................        17,300          636,640
   Choice Hotels
     International, Inc.* ...................        15,000          347,850
   CKE Restaurants, Inc.* ...................       165,000        1,207,800
   Cooper Tire & Rubber Co. .................        75,300        1,572,264
   Covenant Transport, Inc.,
   Class A* .................................        54,300          979,029
   Culp, Inc.* ..............................        92,600          916,740
   Energizer Holdings, Inc.* ................        42,900        1,223,508
   Finish Line, Inc., (The),
     Class A* ...............................        75,000          667,500
   Finlay Enterprises, Inc.* ................        59,900        1,048,849
   Fred's, Inc. .............................        12,600          422,100
   GTECH Holdings Corp.* ....................        48,800          934,520
   Galyan's Trading Co.* ....................        24,300          258,552
   Griffon Corp.* ...........................        29,300          342,810
   Gymboree Corp. (The)* ....................        15,700          249,787
   Hollinger International, Inc.,
     Class A ................................        25,000          246,250
   Hovnanian Enterprises, Inc.,
     Class A* ...............................        43,600        1,356,832
   Kellwood Co. .............................        38,600          961,912
   Lone Star Steakhouse &
     Saloon, Inc. ...........................        23,300          465,534
   Mothers Work, Inc.* ......................        32,200        1,123,780
   OfficeMax, Inc.* .........................       241,600        1,026,800



                                                    NUMBER
                                                   OF SHARES        VALUE
                                                   ---------    ------------
CONSUMER CYCLICAL--(CONTINUED)
   PETsMART, Inc.* ..........................        58,300     $    974,193
   Racing Champions Ertl
     Corp.* .................................        70,200        1,373,112
   Rent-Way, Inc.* ..........................        73,500          294,000
   Russell Corp. ............................        57,200          914,056
   Saks, Inc.* ..............................        80,300          852,786
   ServiceMaster Co., (The) .................        66,700          741,704
   Shoe Carnival, Inc.* .....................        41,000          779,000
   ShopKo Stores, Inc. ......................        59,600          855,856
   Sports Authority, Inc.,
     (The)* .................................        44,000          236,720
   Thor Industries, Inc. ....................        23,700          795,135
   Tuesday Morning Corp.* ...................        60,400          994,184
                                                                ------------
                                                                  29,662,424
                                                                ------------
CONSUMER GROWTH--24.1%
     American Medical
       Security Group, Inc.* ................        65,900          981,910
     Bio-Rad Laboratories,
       Inc., Class A* .......................        38,200        1,602,490
     BioReliance Corp.* .....................        47,700        1,100,916
     Chattem, Inc. ..........................        51,700        1,951,675
     Corinthian Colleges, Inc.* .............        31,900        1,188,275
     Coventry Health Care, Inc.* ............        39,700        1,239,434
     Dial Corp., (The) ......................        77,100        1,558,191
     Dole Food Co., Inc. ....................        43,100        1,172,320
     Edwards Lifesciences Corp.* ............        52,000        1,280,240
     Endo Pharmaceuticals
       Holdings, Inc.* ......................       117,700        1,125,212
     Eon Labs, Inc.* ........................        33,900          618,404
     First Consulting Group,
       Inc.* ................................        88,700          643,075
     Fortune Brands, Inc. ...................        12,700          666,369
     Fresh del Monte Produce,
       Inc ..................................        66,600        1,808,190
     Genencor International,
       Inc.* ................................       105,300          987,714
     Hanger Orthopedic Group,
       Inc.* ................................        37,800          655,830
     Health Net, Inc.* ......................         7,300          169,944
     IDEXX Laboratories, Inc.* ..............        31,600          919,244
     Imax Corp.* ............................       171,500          850,640
     Immucor, Inc.* .........................        46,900        1,256,451


    The accompanying notes are an integral part of the financial statements.

                          BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2002

                                                    NUMBER
                                                   OF SHARES        VALUE
                                                   ---------    ------------
CONSUMER GROWTH--(CONTINUED)
     INAMED Corp.* ..........................        10,300     $    241,535
     Interstate Bakeries Corp. ..............        31,800          774,330
     ITT Educational Services,
       Inc.* ................................        54,900          990,945
     Jarden Corp.* ..........................        48,400        1,318,900
     Meridian Medical
       Technologies, Inc.* ..................        30,500          922,930
     Merit Medical Systems, Inc.* ...........        93,094        1,605,871
     NBTY, Inc.* ............................        53,000          806,660
     Noven Pharmaceuticals,
       Inc.* ................................        38,500          497,420
     Nu Skin Enterprises, Inc.,
       Class A ..............................        80,400        1,005,000
     Playtex Products, Inc.* ................        94,800        1,038,060
     Prime Medical Services,
       Inc.* ................................       108,300        1,158,810
     PSS World Medical, Inc.* ...............       130,600          932,484
     Ralcorp Holdings, Inc.* ................        53,700        1,273,764
     SangStat Medical Corp.* ................        44,000          801,240
     Sierra Health Services, Inc.* ..........        84,400        1,630,608
     Steris Corp.* ..........................        61,900        1,412,558
     U.S. Oncology, Inc.* ...................       129,500        1,098,290
     Unilab Corp.* ..........................        22,500          431,325
     Varian Medical Systems,
       Inc.* ................................        28,500        1,212,105
                                                                ------------
                                                                  40,929,359
                                                                ------------
FINANCIAL--19.8%
   BancorpSouth, Inc. .......................        76,900        1,580,295
   BankUnited Financial Corp.,
      Class A* ..............................        35,200          626,560
   Bok Financial Corp.* .....................        46,968        1,564,504
   Capitol Federal Financial ................        14,100          359,127
   City Holding Co.* ........................        43,100        1,127,065
   Commerce Group, Inc.,
      (The) .................................        36,800        1,424,160
   Commercial Federal Corp. .................        25,800          657,900
   Dime Community
      Bancshares, Inc. ......................        40,925        1,059,957
   First Citizens BancShares,
      Inc., Class A .........................        13,500        1,461,240
   First Financial Holdings,
      Inc ...................................        41,100        1,244,097



                                                    NUMBER
                                                   OF SHARES        VALUE
                                                   ---------    ------------
FINANCIAL--(CONTINUED)
   Flagstar Bancorp, Inc. ...................        79,650     $  1,827,968
   H & R Block, Inc. ........................        14,600          713,940
   Hancock Holding Co. ......................        29,550        1,401,852
   Hilb, Rogal & Hamilton Co. ...............        36,500        1,604,175
   LandAmerica Financial
      Group, Inc. ...........................        21,700          785,540
   NBT Bancorp, Inc. ........................        40,300          697,190
   Pacific Capital Bancorp ..................        39,733        1,062,063
   PMA Capital Corp.,
     Class A ................................        45,700          855,961
   Provident Bankshares Corp. ...............        33,100          760,969
   R & G Financial Corp.,
      Class B ...............................        78,900        1,860,462
   S1 Corp.* ................................        92,400          483,252
   StanCorp Financial
     Group, Inc. ............................        27,500        1,504,250
   Staten Island Bancorp, Inc. ..............        76,500        1,534,590
   Texas Regional
      Banchshares, Inc.,
      Class A ...............................        46,700        1,611,150
   Trustmark Corp. ..........................        57,100        1,417,793
   UICI* ....................................        21,000          371,700
   United Dominion Realty
      Trust, Inc. - REIT ....................        47,000          780,670
   Westcorp .................................        40,600          822,962
   Whitney Holding Corp. ....................        41,500        1,374,895
   WSFS Financial Corp. .....................        34,300        1,059,870
                                                                ------------
                                                                  33,636,157
                                                                ------------
INDUSTRIAL--15.6%
   Actuant Corp., Class A* ..................        30,000        1,147,500
   Aftermarket Technology
     Corp.* .................................        60,900          944,559
   Apogee Enterprises, Inc. .................        90,400        1,083,896
   ArvinMeritor, Inc. .......................        50,000        1,169,500
   Casella Waste Systems, Inc.,
     Class A* ...............................        99,000          813,780
   Commercial Metals Co. ....................        69,900        1,322,508
   CommScope, Inc.* .........................         6,900           46,644
   Deluxe Corp. .............................        16,700          759,182
   Dura Automotive Systems,
     Inc.* ..................................        78,500        1,075,450
   General Cable Corp. ......................        56,900          240,118


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2002

                                                    NUMBER
                                                   OF SHARES        VALUE
                                                   ---------    ------------
INDUSTRIAL--(CONTINUED)
   Genlyte Group, Inc. (The)* ...............        28,500     $  1,101,525
   Intermet Corp. ...........................       132,700        1,272,593
   Kelly Services, Inc., Class A ............        34,400          811,496
   Lear Corp.* ..............................        26,700        1,244,220
   Moore Corp. Ltd.* ........................       123,200        1,491,952
   MPS Group, Inc.* .........................       150,300          804,105
   Nortek, Inc.* ............................        28,800        1,270,080
   Pittston Brink's Group ...................        65,400        1,576,140
   Right Management
     Consultants, Inc.* .....................        39,400          860,890
   Rpm, Inc. ................................        28,500          435,480
   Silgan Holdings, Inc.* ...................        41,800        1,321,298
   Spherion Corp.* ..........................        66,500          548,625
   Standard Register Co. (The) ..............        38,700          984,915
   Tech Data Corp.* .........................        24,000          793,680
   Tower Automotive, Inc.* ..................        87,400          696,578
   Valmont Industries, Inc. .................        23,900          585,550
   Viad Corp. ...............................        44,100          975,933
   Wallace Computer Services,
     Inc ....................................        53,800          996,376
                                                                ------------
                                                                  26,374,573
                                                                ------------
TECHNOLOGY--15.0%
   3Com Corp.* ..............................       181,900          896,767
   Anteon International Corp.* ..............        29,600          673,400
   Benchmark Electronics,
     Inc.* ..................................        46,800        1,188,720
   ChipPAC, Inc., Class A* ..................       118,900          365,023
   Cognos, Inc.* ............................        52,500          947,625
   CompuCom Systems, Inc.* ..................        48,800          283,918
   Creative Technology Ltd. .................        31,000          253,890
   DocuCorp International,
     Inc.* ..................................        51,600          762,648
   Entegris, Inc.* ..........................        41,000          370,230
   Ess Technology, Inc.* ....................        55,400          662,030
   FileNET Corp.* ...........................        62,400          847,392
   Foundry Networks, Inc.* ..................        96,100          840,875
   FSI International, Inc.* .................       126,500          556,600
   Garmin Ltd.* .............................        17,100          345,078
   Harmonic, Inc.* ..........................        53,600          136,680
   Hyperion Solutions Corp.* ................        49,700        1,128,190
   Inter-Tel, Inc. ..........................        53,000        1,260,340



                                                    NUMBER
                                                   OF SHARES        VALUE
                                                   ---------    ------------
TECHNOLOGY--(CONTINUED)
   Iomega Corp.* ............................       101,000     $  1,224,120
   J. D. Edwards & Co.* .....................       108,900        1,421,145
   ManTech International Corp.,
     Class A* ...............................        26,600          637,070
   Mercator Software, Inc.* .................        62,800           89,176
   Methode Electronics, Inc.,
     Class A ................................        93,200          903,108
   MICROS Systems, Inc.* ....................        39,400          961,754
   MRO Software, Inc.* ......................        80,100          794,592
   Mykrolis Corp.* ..........................       112,900          819,654
   OpticNet, Inc.*(1) .......................         3,100                0
   Pinnacle Systems, Inc.* ..................       152,500        1,438,075
   Rainbow Technologies, Inc.* ..............       110,700          464,940
   Silcon Storage Technology,
     Inc.* ..................................       120,200          650,282
   Simpltech, Inc.* .........................       154,400          409,160
   Sonic Solutions* .........................       116,100          975,240
   Storage Technology Corp.* ................        28,800          393,120
   Sykes Enterprises, Inc.* .................        96,300          622,098
   Systems & Computer
     Technology Corp.* ......................        66,200          417,722
   United Online, Inc.* .....................        93,400        1,075,034
   Varian Semiconductor
     Equipment Associates,
     Inc.* ..................................        23,100          483,252
   Zarlink Semiconductor, Inc.* .............        27,200           77,792
                                                                ------------
                                                                  25,376,740
                                                                ------------
UTILITY--1.6%
   Enersis S.A. - ADR* ......................       163,600          957,060
   ONEOK, Inc. ..............................        29,900          578,266
   Suburban Propane Partners,
     L.P ....................................        44,700        1,246,236
                                                                ------------
                                                                   2,781,562
                                                                ------------
     TOTAL COMMON STOCKS
       (Cost $176,474,506) ..................                    164,781,264
                                                                ------------


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2002


                                                    NUMBER
                                                   OF SHARES        VALUE
                                                   ---------    ------------
SHORT TERM INVESTMENTS--3.0%
   Wilmington Prime Money
     Market Portfolio
     1.33% 09/03/02 .........................     5,191,475     $  5,191,475
                                                                ------------
     TOTAL SHORT TERM
       INVESTMENTS
       (Cost $5,191,475) ..................................        5,191,475
                                                                ------------
     TOTAL INVESTMENTS--100.2%
       (Cost $181,665,981) ................................      169,972,739
                                                                ------------
     LIABILITIES IN EXCESS
       OF OTHER ASSETS--(0.2)% ............................         (413,616)
                                                                ------------
     NET ASSETS--100.0% ...................................     $169,559,123
                                                                ============


------------------
  * Non-income producing.
(1) This security was received as a distribution from BEI Technologies, Inc., is currently not trading and is fair valued.
ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2002


ASSETS
   Investments, at value (cost - $181,665,981) .................  $169,972,739
   Receivable for investments sold .............................     1,555,514
   Receivable for Fund shares sold .............................       198,442
   Dividends and interest receivable ...........................        82,992
   Prepaid expenses and other assets ...........................        20,554
                                                                  ------------
     Total assets ..............................................   171,830,241
                                                                  ------------
LIABILITIES
   Payable for investments purchased ...........................     2,050,829
   Accrued expenses and other liabilities ......................       199,822
   Payable for Fund shares redeemed ............................        20,467
                                                                  ------------
     Total liabilities .........................................     2,271,118
                                                                  ------------
NET ASSETS
   Capital stock, $0.001 par value . ...........................         9,520
   Additional paid-in capital ..................................   184,977,293
   Accumulated net realized loss from investments ..............    (3,734,448)
   Net unrealized depreciation on investments. .................   (11,693,242)
                                                                  ------------
     Net assets . ..............................................  $169,559,123
                                                                  ============
INSTITUTIONAL CLASS
   Net assets ..................................................  $ 80,638,606
                                                                  ------------
   Shares outstanding ..........................................     4,523,573
                                                                  ------------
   Net asset value, offering and redemption price per share ....  $      17.83
                                                                  ============
INVESTOR CLASS
   Net assets ..................................................  $ 88,920,517
                                                                  ------------
   Shares outstanding ..........................................     4,996,008
                                                                  ------------
   Net asset value, offering and redemption price per share ....  $      17.80
                                                                  ============


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                             STATEMENT OF OPERATIONS

                                                                     FOR THE
                                                                   YEAR ENDED
                                                                 AUGUST 31, 2002
                                                                 ---------------
INVESTMENT INCOME
   Dividends(1) ..............................................     $  1,532,861
                                                                   ------------
      Total investment income ................................        1,532,861
                                                                   ------------
EXPENSES
   Advisory fees .............................................        1,395,356
   Administration fees .......................................          189,980
   Transfer agent fees and expenses ..........................          126,167
   Shareholder servicing fees ................................           80,746
   Printing fees .............................................           40,206
   Federal and state registration fees .......................           20,151
   Custodian fees and expenses ...............................           41,861
   Audit and Legal fees ......................................           53,357
   Administrative service fees ...............................          209,304
   Directors fees and expenses ...............................           12,684
   Insurance and other expenses ..............................            3,764
                                                                   ------------
     Total expenses before waivers and reimbursements ........        2,173,576
     Less: waivers and reimbursements ........................         (410,728)
                                                                   ------------
     Net expenses ............................................        1,762,848
                                                                   ------------
   Net investment loss .......................................         (229,987)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investments ........................       (1,202,169)
   Net change in unrealized depreciation on investments ......      (18,690,809)
                                                                   ------------
   Net realized and unrealized loss from investments .........      (19,892,978)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $(20,122,965)
                                                                   ============
------------
(1)   NET OF FOREIGN TAXES OF $568.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE              FOR THE
                                                                       YEAR ENDED            YEAR ENDED
                                                                     AUGUST 31, 2002       AUGUST 31, 2001
                                                                     ---------------       ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ...........................................     $   (229,987)         $  (234,790)
   Net realized loss from investments ............................       (1,202,169)          (2,525,980)
   Net change in unrealized appreciation (depreciation) on
     investments .................................................      (18,690,809)           2,377,604
                                                                       ------------          -----------
   Net decrease in net assets resulting from operations ..........      (20,122,965)            (383,166)
                                                                       ------------          -----------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains Institutional shares ...............               --             (370,538)
   Net realized capital gains Investor shares ....................               --             (805,459)
                                                                       ------------          -----------
     Total dividends and distributions to shareholders ...........               --           (1,175,997)
                                                                       ------------          -----------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...........................       98,901,263           67,389,714
                                                                       ------------          -----------
   Total increase in net assets ..................................       78,778,298           65,830,551
                                                                       ------------          -----------

NET ASSETS
   Beginning of period ...........................................       90,780,825           24,950,274
                                                                       ------------          -----------
   End of period .................................................     $169,559,123          $90,780,825
                                                                       ============          ===========


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                            ---------------------------------------------------------
                                                                                                      FOR THE PERIOD
                                                                FOR THE              FOR THE         OCTOBER 1, 1999*
                                                              YEAR ENDED           YEAR ENDED             THROUGH
                                                            AUGUST 31, 2002      AUGUST 31, 2001      AUGUST 31, 2000
                                                            ---------------      ---------------      ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ....................        $ 19.52            $ 20.91              $ 12.00
                                                                 -------            -------              -------
Net investment loss(1) ..................................          (0.02)             (0.07)**             (0.05)**
Net realized and unrealized gain (loss)
   on investments(2) ....................................          (1.67)             (0.66)**              8.96**
                                                                 -------            -------              -------
Net increase (decrease) in net assets resulting
   from operations ......................................          (1.69)             (0.73)                8.91
                                                                 -------            -------              -------
Distributions to shareholders from:
Net realized capital gains ..............................           0.00              (0.66)                0.00
                                                                 -------            -------              -------
Net asset value, end of period ..........................        $ 17.83            $ 19.52              $ 20.91
                                                                 =======            =======              =======
Total investment return(3) ..............................          (8.66)%            (3.39)%              74.25%
                                                                 =======            =======              =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...............        $80,639            $36,526               $5,593
Ratio of expenses to average net assets(1) ..............           1.25%              1.25%                1.25%(4)
Ratio of expenses to average net assets
   without waivers and
   expense reimbursements ...............................           1.50%              1.68%                3.91%(4)
Ratio of net investment loss to average
   net assets(1) ........................................          (0.11)%            (0.36)%              (0.58)%(4)
Portfolio turnover rate .................................         140.27%            125.99%               94.31%

----------------

*    Commencement of operations.
**   Calculated based on average shares outstanding for the period.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                 INVESTOR CLASS
                                                            ---------------------------------------------------------
                                                                                                      FOR THE PERIOD
                                                                FOR THE              FOR THE         OCTOBER 1, 1999*
                                                              YEAR ENDED           YEAR ENDED             THROUGH
                                                            AUGUST 31, 2002      AUGUST 31, 2001      AUGUST 31, 2000
                                                            ---------------      ---------------      ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...................         $ 19.49             $ 20.89              $ 12.00
                                                                 -------             -------              -------
Net investment loss(1) .................................           (0.03)              (0.09)**             (0.06)**
Net realized and unrealized gain (loss)
   on investments(2) ...................................           (1.66)              (0.65)**              8.95**
                                                                 -------             -------              -------
Net increase (decrease) in net assets resulting
   from operations .....................................           (1.69)              (0.74)                8.89
                                                                 -------             -------              -------
Distributions to shareholders from:
Net realized capital gains .............................            0.00               (0.66)                0.00
                                                                 -------             -------              -------
Net asset value, end of period .........................         $ 17.80             $ 19.49              $ 20.89
                                                                 =======             =======              =======
Total investment return(3) .............................           (8.67)%             (3.45)%              74.08%
                                                                 =======             =======              =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..............         $88,920             $54,255              $19,358
Ratio of expenses to average net assets(1) .............            1.27%               1.35%                1.35%(4)
Ratio of expenses to average net assets
   without waivers and
   expense reimbursements ..............................            1.60%               1.78%                4.01%(4)
Ratio of net investment loss to average
   net assets(1) .......................................           (0.20)%             (0.46)%              (0.68)%(4)
Portfolio turnover rate ................................          140.27%             125.99%               94.31%

----------------

*    Commencement of operations.
**   Calculated based on average shares outstanding for the period.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has thirteen investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 21.073 billion are currently classified into ninety-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into six separate "families", all of which have begun investment operations including the Bogle Investment Management Small Cap Growth Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser according to procedures adopted by RBB's Board of Directors. With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund may purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker-dealers that Bogle Investment Management, L.P. (the "Adviser") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional collateral by the next day of business, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would,

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. For the year ended August 31, 2002, the Fund did not enter into any repurchase agreements.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     As of August 31, 2002, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

                                                             ACCUMULATED
                                        UNDISTRIBUTED       NET REALIZED       ADDITIONAL
                                       NET INVESTMENT         GAIN ON            PAID-IN
                                            LOSS             INVESTMENTS         CAPITAL
                                       --------------       ------------       ----------
Bogle Investment Management
     Small Cap Growth Fund                $229,987              $ --           $(229,987)

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bogle Investment Management, L.P. serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The Adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 1.25% of the Fund's Institutional Class average daily net assets and 1.35% of the Fund's Investor Class average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended August 31, 2002, investment advisory fees and waivers were as follows:

                                                         GROSS                                        NET
                                                      ADVISORY FEES             WAIVERS           ADVISORY FEES
                                                      -------------            ----------          -------------
Bogle Investment Management
     Small Cap Growth Fund                             $1,395,356              $(161,476)           $1,233,880

     The Fund will not pay the Adviser at a later time for any amounts it may waive or any amounts which the Adviser has assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing accounting and administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.115% of the Fund's average daily net assets.

     PFPC, at its discretion, voluntarily agreed to waive a portion of its accounting and administrative services fees for the fund. For the year ended August 31, 2002, accounting and administrative fees and waivers were as follows:

                                                    GROSS ACCOUNTING                             NET ACCOUNTING
                                                   AND ADMINISTRATIVE                          AND ADMINISTRATIVE
                                                      SERVICES FEES              WAIVERS          SERVICES FEES
                                                   ------------------           --------       ------------------
Bogle Investment Management
     Small Cap Growth Fund                               $160,466                $(9,341)             $151,125

     In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Fund. For the year ended August 31, 2002, transfer agency fees and waivers were as follows:

                                                     GROSS TRANSFER                               NET TRANSFER
                                                       AGENCY FEES               WAIVERS           AGENCY FEES
                                                      -------------             --------          ------------
Bogle Investment Management
     Small Cap Growth Fund                                $72,000                $(3,000)              $69,000

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund.

     For the year ended August 31, 2002, administrative services fees and waivers were as follows:

                                                  GROSS ADMINISTRATIVE                         NET ADMINISTRATIVE
                                                      SERVICES FEES              WAIVERS          SERVICES FEES
                                                  --------------------         ----------      ------------------
Bogle Investment Management
     Small Cap Growth Fund                               $209,304              $(174,916)            $34,388

     From September 1, 2001 through February 28, 2002, PFPC Distributors, Inc. provided certain shareholder services to the Investor Class Shares of the Fund. As compensation for such shareholder services, PFPC Distributors received a monthly fee equal to an annual rate of 0.10% of the Investor Class' average daily net assets. Since March 1, 2002, in addition to serving as the Fund's investment adviser, Bogle Investment Management, L.P. provides certain shareholder services to the Investor Class of the Fund. As compensation for such shareholder services, Bogle Investment Management, L.P. receives a monthly fee equal to an annual rate of 0.10% of the Investor Class' average daily net assets. For this period, shareholder services fees and waivers were as follows:

                                                    GROSS SHAREHOLDER                            NET SHAREHOLDER
                                                      SERVICES FEES           REIMBURSEMENT       SERVICES FEES
                                                    -----------------         -------------      ---------------
Bogle Investment Management
     Small Cap Growth Fund                                $80,746               $(61,995)             $18,751

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.03% of the Fund's average daily net assets.


3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                     INVESTMENT SECURITIES
                                           ------------------------------------
                                             PURCHASES                SALES
                                           --------------       ---------------
Bogle Investment Management
     Small Cap Growth Fund                   $283,633,645         $188,348,999

                           BOGLE INVESTMENT MANAGEMENT

                             SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2002, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

     Transactions in capital shares were as follows:


                                                   INSTITUTIONAL CLASS
                            ------------------------------------------------------------------
                                        FOR THE                            FOR THE
                                      YEAR ENDED                          YEAR ENDED
                                    AUGUST 31, 2002                     AUGUST 31, 2001
                            -----------------------------         ----------------------------
                              SHARES             VALUE             SHARES            VALUE
                            ----------        ------------        ---------       ------------
Sales ..................     3,505,984        $ 70,301,250        1,627,098       $31,538,382
Redemptions ............      (853,737)        (16,184,190)         (42,401)         (818,960)
Reinvestments ..........            --                  --           19,129           362,502
                            ----------        ------------        ---------       ------------
Net Increase ...........     2,652,247        $ 54,117,060        1,603,826       $31,081,924
                            ==========        ============        =========       ===========



                                                     INVESTOR CLASS
                            ------------------------------------------------------------------
                                        FOR THE                            FOR THE
                                      YEAR ENDED                          YEAR ENDED
                                    AUGUST 31, 2002                     AUGUST 31, 2001
                            -----------------------------         ----------------------------
                              SHARES             VALUE             SHARES            VALUE
                            ----------        ------------        ---------       ------------
Sales ..................     3,572,817        $ 71,217,950        2,427,827     $  47,223,625
Redemptions ............    (1,360,212)        (26,433,747)        (608,924)      (11,647,144)
Reinvestments ..........            --                  --           38,014           731,309
                            ----------        ------------        ---------      -------------
Net Increase ...........     2,212,605        $ 44,784,203        1,856,917      $ 36,307,790
                            ==========        ============        =========      ============

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2002  Federal  tax  cost,   aggregate   gross   unrealized
appreciation and depreciation of securities held by the Fund were as follows:

                                                                                                   NET UNREALIZED
                                                FEDERAL TAX       UNREALIZED       UNREALIZED       APPRECIATION/
                                                   COST          APPRECIATION     DEPRECIATION      DEPRECIATION
                                                -----------      ------------     ------------     --------------
Bogle Investment Management
     Small Cap Growth Fund                     $182,205,601       $11,582,571     $(23,815,433)     $(12,232,862)

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                               UNDISTRIBUTED     UNDISTRIBUTED
                                                 ORDINARY          LONG-TERM
                                                  INCOME             GAINS
                                               -------------     -------------
Bogle Investment Management
     Small Cap Growth Fund                          --                --

     At August 31, 2002, the Fund had capital loss carryforwards available to offset future capital gains through the indicated expiration dates:

                                                      EXPIRING AUGUST 31,
                                              ---------------------------------
                                                  2009                2010
                                              --------------   ----------------
Bogle Investment Management
     Small Cap Growth Fund                      $1,206,354        $1,749,940

     Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2002, the Fund incurred post-October capital losses of $238,533. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                       ORDINARY         LONG-TERM
                                                        INCOME            GAINS             TOTAL
                                                       --------         ----------          -----
Bogle Investment Management
     Small Cap Growth Fund               2002             --               --                --
                                         2001         $1,175,997           --            $1,175,997

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and Board of Directors of The RBB Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 16, 2002

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2002) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2002, the following dividends and distributions per share were paid by the Fund:

                     ORDINARY INCOME                     CAPITAL GAINS
            ------------------------------    -------------------------------
            INSTITUTIONAL        INVESTOR     INSTITUTIONAL          INVESTOR
                CLASS             CLASS           CLASS               CLASS
            -------------        ---------    -------------          -------
                 --                 --              --                  --

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2002. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003. There will be no 1099-DIV issued if there is no distribution required.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

                                                                                               NUMBER OF
                                                                        PRINCIPAL              PORTFOLIOS
                             POSITION(S)     TERM OF OFFICE            OCCUPATION(S)         FUND COMPLEX           OTHER
       NAME, ADDRESS,           HELD          AND LENGTH OF            DURING PAST            OVERSEEN BY      DIRECTORSHIPS
           AND AGE            WITH FUND        TIME SERVED               5 YEARS               DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky - 69       Director   - Until successor is   Director and Vice Chairman        13        Director, Comcast
 Comcast Corporation                       elected and          Comcast Corporation (cable                  Corporation; Director,
 1500 Market Street, 35th Fl.              qualified or until   television and communications)              NDS Group, PLC (provider
 Philadelphia, PA 19102                    his death,           since 1969.                                 of systems and
                                           resignation or                                                   applications for digital
                                           removal.                                                         pay TV).
                                         - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay - 66        Director   - Until successor is   Executive Vice President, Fox     13        None
 Fox Chase Cancer Center                   elected and          Chase Cancer Center
 7701 Burholme Avenue                      qualified or until   (biomedical research and
 Philadelphia, PA 19111                    his death,           medical care) since 1963.
                                           resignation or
                                           removal.
                                         - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman - 54      Director   - Until successor is   Director, Gabelli Partners,       13        None
 106 Pierreport Street                     elected and          L.P. (an investment
 Brooklyn, NY 11201                        qualified or until   partnership) since December
                                           his death,           2000; Chief Operating Officer
                                           resignation or       and member of the Board of
                                           removal.             Directors of Outercurve
                                         - 1991 to present      Technologies (wireless
                                                                enabling services) until April
                                                                2001; Chief Operating Officer
                                                                and member of the Executive
                                                                Operating Committee of Warburg
                                                                Pincus Asset Management, Inc.;
                                                                Executive Officer and Director
                                                                of Credit Suisse Asset
                                                                Management Securities, Inc.
                                                                (formerly Counsellors
                                                                Securities, Inc.) and
                                                                Director/Trustee of various
                                                                investment companies advised
                                                                by Warburg Pincus Asset
                                                                Management, Inc. until
                                                                September 15, 1999; Managing
                                                                Director of Warburg Pincus
                                                                Asset Management, Inc. until
                                                                1997.
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg - 68     Director   - Until successor is   Chairman, Director and            13        Chairman and Director,
 Moyco Technologies, Inc.                  elected and          President, Moyco Technologies,              Moyco Technologies, Inc.
 200 Commerce Drive                        qualified or until   Inc. (manufacturer of
 Montgomeryville, PA 18936                 his death,           precision coated and
                                           resignation or       industrial abrasives) since
                                           removal.             1974; Director, Pennsylvania
                                         - 1988 to present      Business Bank since 1999.
------------------------------------------------------------------------------------------------------------------------------------

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                               NUMBER OF
                                                                        PRINCIPAL              PORTFOLIOS
                             POSITION(S)     TERM OF OFFICE            OCCUPATION(S)         FUND COMPLEX           OTHER
       NAME, ADDRESS,           HELD          AND LENGTH OF            DURING PAST            OVERSEEN BY      DIRECTORSHIPS
           AND AGE            WITH FUND        TIME SERVED               5 YEARS               DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky** - 64       Director  - Until successor is   Senior Vice President of          13        None
 Fahnestock & Company, Inc.                elected and          Fahnestock & Co., Inc.
 125 Broad Street                          qualified or until   (financial services) since
 New York, NY 10004                        his death,           2002 and employed by
                                           resignation or       Fahnestock & Co., Inc. for
                                           removal.             greater than 5 years.
                                         - 1991 to present

------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall** - 64    Director   -Until successor is    Director of PFPC Inc.             13        None
 86 New Freedom Road          and         elected and           (financial services) since
 Medford, NJ 08055            Chairman    qualified or until    1987; Chairman and Chief
                              of the      his death,            Executive Officer of PFPC Inc.
                              Board       resignation or        from 1987 to 2002; Executive
                                          removal.              Vice President of PNC Bank,
                                         -August 2002 to        National Association from 1981
                                          present               to 2002; Director of PFPC
                                                                International Ltd. (financial
                                                                services) from 1993 to 2002;
                                                                Director of PFPC International
                                                                (Cayman) Ltd. (financial
                                                                services) from 1996 to 2002;
                                                                Director of International
                                                                Dollar Reserve Fund, Ltd.
                                                                (Cayman Mutual Fund Company)
                                                                from 1993 to 2002; Governor of
                                                                the Investment Company
                                                                Institute (investment company
                                                                industry trade organization)
                                                                from 1996 to 2002; Director of
                                                                PNC Asset Management, Inc.
                                                                (investment advisory) from
                                                                1994 to 1998; Director of PNC
                                                                National Bank from 1995 to
                                                                1997; Director of Haydon
                                                                Bolts, Inc. (bolt
                                                                manufacturer) and Parkway Real
                                                                Estate Company (subsidiary of
                                                                Haydon Bolts, Inc.) since
                                                                1984. Mr. Carnall provides
                                                                consulting services from time
                                                                to time to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested Director" of the Company because he owns shares of The PNC Financial Services Group,
   Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the
   Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
   Carnall also owns shares of PFPC Inc., the Company's administrator. Mr. Sablowsky is considered an "interested Director" of the
   Company by virtue of his position as an officer of a registered broker-dealer.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

                                                                                               NUMBER OF
                                                                        PRINCIPAL              PORTFOLIOS
                             POSITION(S)     TERM OF OFFICE            OCCUPATION(S)         FUND COMPLEX           OTHER
       NAME, ADDRESS,           HELD          AND LENGTH OF            DURING PAST            OVERSEEN BY      DIRECTORSHIPS
           AND AGE            WITH FUND        TIME SERVED               5 YEARS               DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach - 78         President     -Until successor is   Certified Public Accountant;     N/A               N/A
400 Bellevue Parkway         and            elected by the       Vice Chairman of the Board,
4th Floor                    Treasurer      board.               Fox Chase Cancer Center
Wilmington, DE 19809                       -1991 and 1988        (biomedical research and
                                            respectively         medical care); Trustee
                                                                 Emeritus, Pennsylvania School
                                                                 for the Deaf; Trustee
                                                                 Emeritus, Immaculata
                                                                 University; President or Vice
                                                                 President and Treasurer of
                                                                 various investment companies
                                                                 advised by subsidiaries of PNC
                                                                 Bank Corp. from 1981 to 1997;
                                                                 Managing General Partner and
                                                                 President of Chestnut Street
                                                                 Exchange Fund; Director of the
                                                                 Bradford Funds, Inc. from 1996
                                                                 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy K. Biedrzycki - 54   Secretary  - Until successor is   Director and Vice President,      N/A               N/A
 400 Bellevue Parkway         and          elected by the       Fund Accounting and
 4th Floor                    Assistant    board.               Administration of PFPC Inc.
 Wilmington, DE 19809         Treasurer  - 2000 and 1998        since 1998; Director and Vice
                                           respectively         President, Fund Accounting and
                                                                Administration of Federated
                                                                Services Company (financial
                                                                services) from 1994 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER VOTING RESULTS
                                   (UNAUDITED)


     On August 30, 2002 a meeting of shareholders of The RBB Fund, Inc. (the "Fund") was held. The purpose of the meeting was to elect the following individuals as directors of the Fund:

     Julian A. Brodsky
     J. Richard Carnall
     Francis J. McKay
     Arnold M. Reichman
     Robert Sablowsky
     Marvin E. Sternberg

     The results were as follows:

                                      SHARES VOTED          SHARES VOTED          SHARES                TOTAL SHARE
     DIRECTOR:                          IN FAVOR:             AGAINST:          ABSTAINED:                VOTES:
     -------------------             ---------------        ------------        -----------           ---------------
     Julian A. Brodsky               211,501,409.867              0             498,490.822           211,999,900.689
     J. Richard Carnall              211,476,781.686              0             523,119.003           211,999,900.689
     Francis J. McKay                211,582,965.318              0             416,935.371           211,999,900.689
     Arnold M. Reichman              211,544,328.943              0             455,571.746           211,999,900.689
     Robert Sablowsky                211,574,208.446              0             425,692.243           211,999,900.689
     Marvin E. Sternberg             211,510,809.394              0             489,091.295           211,999,900.689

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Bogle Investment Management, L.P.
57 River Street
Suite 206
Wellesley, MA 02481

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996








This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.